SUNSTONE FINANCIAL GROUP, INC.
                       207 East Buffalo Street, Suite 400
                          Milwaukee, Wisconsin  53202
                                 (414) 271-5885


December 12, 1996

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC  20549

Re:       The Haven Fund
          (33-76670; 811-8428)
          Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940


Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Fund's Annual Report for the year ending October 31, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Sincerely,

/s/ Constance Dye Shannon

Constance Dye Shannon
Legal and Compliance Manager


cc:  Toby D'Oench


Encl.




THE HAVEN FUND


November, 1996



LETTER TO INVESTORS

Dear Shareholder,

We are pleased to present our third annual report as a public fund.

For the fiscal year ended October 31, 1996 the total return of The Haven Fund was +28.3%. This compares with increases in the Standard & Poor's 500 Stock Index of +24.1% and the Lipper Growth Fund Index of +16.9%. For the calendar year to the same date the performance of the Fund was +19.7%, as compared with +16.6% for the S&P 500 and +12.6% for the Lipper Growth Fund Index. A performance chart and tables, with longer time periods included, are on page 3.

We have done relatively better historically in periods when the U.S. stock market focused less on certain popular sectors and more on individual stocks, and this proved to be true again through most of 1996. Technology stocks, 1995's favorites and an area we thought over-priced, fell out of favor in 1996 to such a degree that some began to appear to us to be a good value. We have made some investments in that area. Our underlying investment philosophy continues to be to seek long-term appreciation through investing in stocks one at a time, always hoping that we are buying a company with sound growth fundamentals at a reasonable price. Reasonable is a subjective term, but to us it means not only good value relative to the stock market as a whole, but good value relative to historically recognized standards which we think retain their validity. We apply the same standards of value to foreign stocks, which are of large multi-national companies, as we do to domestic shares.

Our five best stocks this year were United Meridian, an independent oil and gas producer which tripled in price in response to important hydrocarbon discoveries both in the U.S. and West Africa; Borders Group and Sports Authority, fast-growing retailers which recovered from the disfavor into which retail stocks had fallen in late 1995; Culligan Water Technologies, which was an initial public offering in late 1995 and got better recognized for the value we thought it had; and Schlumberger, which responded to a world-wide increase in oil field activity. In our semi-annual report we cited Guidant, a fine medical device company, as one of our best stocks to that date. In fact, in the course of doubling in price it went, in our opinion, from under-valued to over-valued, and we subsequently sold it for a long-term gain.

Our worst stock in terms of percentage price decline was United Health Care, an HMO company whose shares reacted negatively to a drop in profit margins. However, in this case we sold most of our long-term holding earlier in the year when the shares were much in demand and then bought them back after a price decline of nearly 50% so that on balance we made money. Silicon Graphics, a technology company, was purchased after it had also declined nearly 50%, but it has since declined another 25%. Subsequent to our purchase the company made a major acquisition which affected earnings negatively and continues to do so, but not, we think, beyond the first half of 1997. As the company states in its annual report, "[Its] stock price, like other technology companies, is subject to significant volatility." The hoped-for earnings recovery in Readers Digest has so far failed to materialize, and we sold the stock for a loss. The remaining two of our five worst performers were Detroit Diesel and Haemonetics, which remained about unchanged in price. The former has been affected by a decline in heavy-duty truck sales, and the latter by the unfavorable financial outlook for hospitals, the primary market for its blood treatment and recovery equipment. We think both stocks are good values and that their markets will in time recover.

With thanks for your continued support.

Sincerely,

Colin C. Ferenbach
President

The chart on the following page assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.



                       AVERAGE ANNUAL TOTAL RETURN OF THE
                              FUND AND PARTNERSHIP
                       FOR PERIODS ENDED OCTOBER 31, 1996

                                  One       Five         Ten         Since
                                 Year        Year        Year      Inception<F1>
--------------------------------------------------------------------------------
  The Haven Fund                 28.3%       15.2%      12.5%         14.8%

  S&P 500 Stock Index            24.0%       15.5%      14.6%         16.9%

  Lipper Growth
   Fund Index                    16.9%       13.7%      13.0%         14.9%

<F1>  June 27, 1984

                          Average Annual Total Return
                                  of the Fund
                       FOR PERIODS ENDED OCTOBER 31, 1996


                                                One                Since
                                                Year             Inception<F2>
------------------------------------------------------------------------------

  The Haven Fund                               28.3%              20.5%

  S&P 500 Stock Index                          24.0%              24.9%

  Lipper Growth
  Fund Index                                   16.9%              20.3%

<F2>  June 23, 1994



GROWTH OF A $10,000 INVESTMENT FOR THE FUND AND THE PARTNERSHIP

                                6/27/84       10/31/84      10/31/85       10/31/86       10/31/87       10/31/88       10/31/89
--------------------------------------------------------------------------------------------------------------------------------

THE HAVEN FUND                  10,000         10,707         13,463         17,403         16,491         19,155         22,183
S&P 500 Stock Index             10,000         11,007         13,119         17,460         18,585         21,348         26,959
Lipper Growth Fund Index        10,000         10,650         12,609         16,302         16,440         18,947         23,733


                               10/31/90       10/31/91       10/31/92       10/31/93       10/31/94       10/31/95       10/31/96
---------------------------------------------------------------------------------------------------------------------------------

THE HAVEN FUND                  20,650         27,947         31,122         36,777         38,856         44,160         54,853
S&P 500 Stock Index             24,969         33,289         36,601         42,069         43,698         55,251         68,522
Lipper Growth Fund Index        20,688         29,264         31,546         37,534         38,299         47,484         55,508


The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock
Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 112 funds in the Lipper Growth Fund category.
Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the stocks represented in the major unmanaged stock indices.

A direct investment in either the S&P 500 Stock Index or the Lipper Growth Fund Index is not possible.

Total return calculations reflect fee waivers in effect. In the absence of fee waivers, total return performance would be reduced.
Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.





STATEMENT OF NET ASSETS

October 31, 1996

  NUMBER
OF SHARES                                                          VALUE
-------------------------------------------------------------------------------


             COMMON STOCKS 85.82%

             AUTO PARTS 3.62%
 50,000      Detroit Diesel Corp.<F3>                       $   925,000
 25,000      Valeo SA - (FR)                                  1,500,626
                                                           ------------
                                                              2,425,626
                                                           ------------



             BANKS 6.39%
 25,000      Firstar Corp.                                    1,225,000
 15,000      First Union Corp.                                1,091,250
 70,000      Hong Kong Shangai Bank - (GB)                    1,469,774
 10,000      Morgan (J.P.) & Co., Inc.                          863,750
                                                           ------------
                                                              4,649,774
                                                           ------------
             CHEMICALS 5.97%
 15,000      DuPont (E.I.) De Nemours & Co.                   1,391,250
 40,000      Hoechst AG - (GER)                               1,505,400
 25,000      Praxair, Inc.                                    1,106,250
                                                           ------------
                                                              4,002,900
                                                           ------------


             CONSUMER NON-DURABLES 6.02%
 37,500      Alberto-Culver Co.                               1,490,625
 12,500      Colgate Palmolive Co.                            1,150,000
 15,000      Kimberly-Clark Corp.                             1,398,750
                                                           ------------
                                                              4,039,375
                                                           ------------


             DRUG & HOSPITAL SUPPLIES 13.49%
 30,000      Abbott Laboratories                              1,518,750
 45,000      Haemonetics Corp.<F3>                              804,375
 25,000      Johnson & Johnson                                1,231,250
 40,000      Pharmacia & Upjohn, Inc.                         1,440,000
 50,000      Stryker Corp.                                    1,487,500
 25,000      United Healthcare Corp.                            946,875
 20,000      Zeneca Group Plc.                                1,630,000
                                                           ------------
                                                              9,058,750
                                                           ------------


STATEMENT OF NET ASSETS (cont'd.)
October 31, 1996
 NUMBER
OF SHARES                                                     VALUE
----------------------------------------------------------------------------


             COMMON STOCKS 85.82% (cont'd.)

             Electrical Equipment 1.93%
 17,500      Grainger (W.W.), Inc.                           $1,297,188
                                                           ------------


             ELECTRONICS 7.93%
 25,000      Electronic Data Systems Corp.                    1,125,000
 60,000      EMC Corp./Mass.<F3>                              1,575,000
 30,000      Hewlett Packard Co.                              1,323,750
 70,000      Silicon Graphics, Inc.<F3>                       1,295,000
                                                           ------------
                                                              5,318,750
                                                           ------------


             ENVIRONMENTAL CONTROL 2.24%
 40,000      Culligan Water Technologies, Inc.<F3>            1,500,000
                                                           ------------


             FURNISHINGS & APPLIANCES 3.17%
 60,000      Juno Lighting, Inc.                                933,750
 40,000      Legget & Platt, Inc.                             1,195,000
                                                           ------------
                                                              2,128,750
                                                           ------------
             INSURANCE 2.45%
 35,000      Mid Ocean Limited - (BER)                        1,645,000
                                                           ------------


             LODGING & CATERING 2.41%
 35,000      Brinker International, Inc.<F3>                    595,000
 30,000      Sysco Corp.                                      1,020,000
                                                           ------------
                                                              1,615,000
                                                           ------------


             MACHINERY 1.75%
 75,000      Columbus McKinnon Corp.                          1,171,875
                                                           ------------



             MISCELLANEOUS INDUSTRIALS 1.96%
 20,000      Avery Dennison Corp.                             1,317,500
                                                           ------------




STATEMENT OF NET ASSETS (cont'd.)
October 31, 1996

 NUMBER
OF SHARES                                                      VALUE
-----------------------------------------------------------------------------

             COMMON STOCKS 85.82% (cont'd.)
             OIL - DOMESTIC 2.05%
 50,000      Union Pacific Resources Group, Inc.           $  1,375,000
                                                           ------------



             OIL - INTERNATIONAL 9.33%
250,000      Gulf Canada Resources, Ltd.<F3> - (CAN)          1,718,750
 10,000      Mobil Corp.                                      1,167,500
  9,000      Royal Dutch Petroleum Co. - (NETH)               1,488,375
 40,000      United Meridian Corp.<F3>                        1,885,000
                                                           ------------
                                                              6,259,625
                                                           ------------


             OIL WELL EQUIPMENT & SERVICES 2.22%
 15,000      Schlumberger Ltd. - (NETH ANT)                   1,486,875
                                                           ------------


             PUBLISHING & BROADCASTING 1.78%
 15,000      Eastman Kodak Co.                                1,196,250
                                                           ------------


             REAL ESTATE INVESTMENT TRUSTS 1.88%
 50,000      General Growth Properties, Inc.                  1,262,500
                                                           ------------


             RETAILING 8.69%
 40,000      Borders Group, Inc.<F3>                          1,260,000
 30,000      Circuit City Stores, Inc.                          982,500
 30,000      Lowe's Cos., Inc.                                1,211,250
 50,000      Sports Authority (The), Inc.<F3>                 1,212,500
 40,000      Viking Office Products<F3>                       1,165,000
                                                           ------------
                                                              5,831,250
                                                           ------------

             Total Common Stocks
             (cost $39,626,144)                              57,581,988
                                                           ------------



STATEMENT OF NET ASSETS (cont'd.)
October 31, 1996

PAR/PRINCIPAL IN LOCAL CURRENCY
        (000)                                                    VALUE
-----------------------------------------------------------------------------

             CONVERTIBLE BONDS 4.22%
    700      J. Sainsbury, 8.50% - (GB), 11/19/05          $  1,327,354
 4,650<F5>   Sanofi, 4.0% - (FR), 01/01/00                    1,505,517
                                                           ------------



             Total Convertible Bonds
             (cost $2,369,635)                                2,832,871
                                                           ------------


             GOVERNMENT BOND 2.76%
 10,000      Kingdom of Denmark, 8.0% - (DK), 3/15/06
             (cost $1,754,755)                                1,850,795
                                                           ------------


             COMMERCIAL PAPER 7.17%
    214      American Express Credit Corp., 5.25%, 11/8/96      214,281
  2,300      Ford Motor Credit Co., 5.35%, 11/05/96           2,298,633
  2,300      General Electric Capital Corp., 5.30%, 11/12/96  2,296,275
                                                           ------------


             Total Commercial Paper
             (cost $4,809,189)                                4,809,189
                                                           ------------


             TOTAL INVESTMENTS 99.97%
             (cost $48,559,723<F4>)                         $67,074,843
                                                           ------------


Other Assets in Excess of Liabilities .03%                       20,858
                                                           ------------


Net Assets applicable to 4,778,502 Shares of Common
Stock issued and outstanding 100.00%                        $67,095,701
                                                           ============


Net Asset Value, offering and redemption price
per share ($67,095,701 /4,778,502)                               $14.04
                                                                =======



The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
             Gross appreciation                             $19,272,633
             Gross depreciation                               (757,513)
                                                           ------------

             Net appreciation                               $18,515,120
                                                           ============


<F3> Non-income producing securities.
<F4> Also cost for federal income tax purposes.
<F5> Nominal Par

See Notes to Financial Statements.


STATEMENT OF NET ASSETS (cont'd.)
October 31, 1996

COUNTRY ABBREVIATIONS
--------------------------------------------------------------

      (BER) - Bermuda        (GER) - Germany
      (CAN) - Canada         (GB) - Great Britain
      (DK) - Denmark         (NETH) - Netherlands
      (FR) - France          (NETH ANT) - Netherland Antilles

PERCENT OF TOTAL EQUITIES

By Country
(Unaudited)
-------------------------------

United States             74.7%
Great Britian              7.3%
France                     5.0%
Canada                     2.8%
Bermuda                    2.7%
Netherland Antilles        2.5%
Netherlands                2.5%
Germany                    2.5%



STATEMENT OF OPERATIONS

For the Year ended October 31, 1996

INVESTMENT INCOME:
Dividends                                                    $    911,991
Interest                                                          406,693
--------------------------------------------------------------------------
  Total Investment Income                                       1,318,684
--------------------------------------------------------------------------



OPERATING EXPENSES:
Investment advisory fees                                          365,916
Distribution fees                                                 108,136
Legal fees                                                        105,494
Administration and accounting fees                                 99,997
Transfer agent fees                                                58,216
Amortization of organizational costs                               50,830
Audit fees                                                         44,036
Custodian fees                                                     37,479
Trustees' fees and expenses                                        28,820
Printing fees                                                      22,676
Insurance fees                                                     21,464
Blue Sky fees                                                      10,553
Registration fees                                                   1,843
Miscellaneous expenses                                             11,338
--------------------------------------------------------------------------

   Total Operating Expenses                                       966,798
--------------------------------------------------------------------------


Net Investment Income                                             351,886
--------------------------------------------------------------------------


NET REALIZED GAIN (LOSS) FROM:
 Investments                                                    6,502,581
 Foreign currency transactions                                   (89,461)
NET INCREASE IN UNREALIZED APPRECIATION ON:
 Investments                                                    8,273,760
 Translation of assets and liabilities in foreign currency         36,583
--------------------------------------------------------------------------

Net realized and unrealized gain from
 investments and foreign currency                              14,723,463
--------------------------------------------------------------------------

Net increase in net assets resulting from operations          $15,075,349
==========================================================================

See Notes to Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  OCTOBER 31,      OCTOBER 31,
                                                      1996             1995
-------------------------------------------------------------------------------


INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                          $     351,886    $    560,954
Net realized gain on investments and foreign
 currency transactions                             6,413,120       3,393,743
Net change in unrealized appreciation on investments
 and translation of other assets and liabilities
 denominated in foreign currencies                 8,310,343       2,592,806
-----------------------------------------------------------------------------
   Net increase in net assets from operations     15,075,349       6,547,503
-----------------------------------------------------------------------------


DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                         (369,791)       (685,149)
From net realized gains                          (3,308,473)       (961,624)
----------------------------------------------------------------------------
   Total dividends paid to shareholders          (3,678,264)     (1,646,773)
----------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                          2,709,097       4,563,571
Value of shares issued in reinvestment
  of dividends                                     2,653,736       1,438,749
Cost of shares redeemed                          (5,242,835)       (656,287)
----------------------------------------------------------------------------
   Increase in net assets from share transactions    119,998       5,346,033
-----------------------------------------------------------------------------

   Total increase in net assets                   11,517,083      10,246,763
-----------------------------------------------------------------------------

NET ASSETS:
Beginning of period                               55,578,618      45,331,855
-----------------------------------------------------------------------------
End of period                                    $67,095,701     $55,578,618
=============================================================================

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                            YEAR          YEAR        PERIOD
                                           ENDED         ENDED         ENDED
(FOR A SHARE OUTSTANDING                OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
THROUGHOUT EACH PERIOD)                     1996          1995        1994<F6>
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $11.67        $10.65       $10.00


INCREASE FROM INVESTMENT OPERATIONS:
Net investment income                       0.08          0.12         0.04
Net realized and unrealized gains
 on investments and foreign
 currency transactions                      3.07          1.28         0.61
--------------------------------------------------------------------------------
   Total from investment operations         3.15          1.40         0.65

LESS DISTRIBUTIONS:
Dividends paid to shareholders
 From net investment income               (0.08)        (0.15)            -
 From net realized gains                  (0.70)        (0.23)            -
--------------------------------------------------------------------------------
 Total distributions to shareholders      (0.78)        (0.38)            -

NET ASSET VALUE, END OF PERIOD            $14.04        $11.67       $10.65
================================================================================

TOTAL RETURN                              28.25%        13.65%        6.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)      $67,096       $55,579      $45,332
Ratios of expenses to average net assets   1.59%      1.53%<F7>    1.20%<F7><F8>
Ratios of net investment income to
  average net assets                       0.58%      1.14%<F7>    1.10%<F7><F8>
Portfolio turnover rate                      67%           77%          27%
Average commission rate paid<F9>         $0.0591             -          -
================================================================================


<F6> The Haven Fund commenced operations on June 23, 1994.
<F7> Without fee waivers, the ratio of operating expenses to average daily net assets would have been 1.59% and 1.43% (annualized) for the periods ended October 31, 1995 and 1994, respectively, and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized) for the periods ended October 31, 1995 and 1994, respectively.
<F8> Annualized.
<F9> Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currency.

Net realized foreign exchange transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to investments in forward contracts.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out all its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) ORGANIZATION COSTS: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1996, the Fund did not hold any financial instruments with off-balance sheet risk.

4. FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust and the Haven Fund, Haven Capital Management, Inc. (the "Adviser"), serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 1996, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

b) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Financial Group, Inc. payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

c) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee at the annual rate of 0.10% of the Fund's average daily net assets, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

d) CUSTODIAN FEES: PNC Bank and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PNC Bank a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

5. CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the years ended October 31, 1996 and 1995 were as follows:

                                                1996               1995
-----------------------------------------------------------------------

Sale of shares                               212,898            424,112
Shares issued to shareholders in
  reinvestment of dividends                  225,609            141,966
Shares repurchased                         (421,494)           (60,964)
-----------------------------------------------------------------------

Net increase                                  17,013            505,114
Shares outstanding:
   Beginning of period                     4,761,489          4,265,375
-----------------------------------------------------------------------
   End of period                           4,778,502          4,761,489
=======================================================================


6. COMPONENTS OF NET ASSETS

At October 31, 1996, net assets consisted of the following:
-------------------------------------------------------------------------


Capital paid-in                                               $42,058,694
Accumulated net realized gain on investments and foreign
   currency transactions                                        6,428,889
Undistributed net investment income                                91,148
Net unrealized appreciation of investments                     18,515,120
Net unrealized appreciation on foreign
   currency transactions                                            1,850
--------------------------------------------------------------------------
                                                              $67,095,701
==========================================================================



7. Purchases and Sales of Securities

For the year ended October 31, 1996, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $38,220,564 and $40,535,253, respectively.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
The Haven Capital Management Trust:

We have audited the accompanying statement of net assets of The Haven Capital Management Trust (comprised of The Haven Fund) as of October 31, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Haven Capital Management Trust as of October 31, 1996, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 3, 1996



ANNUAL REPORT

OCTOBER 31, 1996

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser


THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903


FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

This report is submitted for the
general information of shareholders
of The Haven Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Haven Fund. The prospectus includes complete information about management fees and expenses, investment objectives, risks and operating policies of The Haven Fund. Please read the prospectus carefully.